                                                                    Exhibit 99.3


                                 INTERDENT, INC.

                            INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT is entered into as of the 15th day of June 2000 (this "AGREEMENT"), by and among SPROUT CAPITAL VII, L.P., SPROUT GROWTH II, L.P., THE SPROUT CEO FUND, L.P., DLJ CAPITAL CORP. , DLJ FIRST ESC L.L.C., SRM '93 CHILDREN'S TRUST, CB CAPITAL INVESTORS, LLC, MICHAEL T. FIORE, STEVEN R. MATZKIN, D.D.S. and CURTIS LEE SMITH, JR. (collectively, the "PRINCIPAL SHAREHOLDERS"), INTERDENT, INC., a Delaware corporation (the "COMPANY"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("LLCP").

                                 R E C I T A L S

         A. The Company Parties and LLCP are parties to that certain Securities Purchase Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT") pursuant to which, on the date hereof, the Issuers are jointly and severally issuing and selling to LLCP, and LLCP is purchasing from the Issuers, the Note, and the Company is issuing and selling to LLCP, and LLCP is purchasing from the Company, the Warrant and the June 2000 LLCP Shares, all on the terms and subject to the conditions set forth in the Securities Purchase Agreement. Unless otherwise indicated, capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Securities Purchase Agreement.

         B. The execution of this Agreement by the Company and the Principal Shareholders is a condition precedent to the obligation of LLCP to consummate the transactions contemplated by the Securities Purchase Agreement.

         C. In addition, in consideration of the substantial direct and indirect benefits which the Company and the Principal Shareholders will realize from the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Principal Shareholders have agreed to grant to LLCP the investment monitoring and other rights set forth in this Agreement, respectively.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


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1.       INVESTMENT MONITORING RIGHTS.

         1.1 AGREEMENT TO VOTE. Each Principal Shareholder, as a holder of shares of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold any and all shares of Common Stock and all other voting securities of the Company owned, held or acquired by such Principal Shareholder on or after the date hereof (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the "PRINCIPAL SHAREHOLDER SHARES") subject to, and to vote the Principal Shareholder Shares in accordance with, the provisions of this Agreement.

                  (a) ELECTION OF LLCP REPRESENTATIVE AS DIRECTOR. LLCP shall have the right to require the Principal Shareholders to vote all of the Principal Shareholder Shares then owned by them (or as to which they then have voting power) to duly elect or appoint to the Board of Directors of the Company (the "BOARD") an individual designated by LLCP in an LLCP Representative Request (as such term is defined below (the "LLCP REPRESENTATIVE") furnished to the Principal Shareholders, in accordance with the following terms:

                           (i) Within five (5) Business Days after the Company's receipt of an LLCP Representative Request, the Company and the Principal Shareholders shall take or cause to be taken as soon as practicable such actions (including, without limitation, creating a vacancy or adding an additional Board seat) as may be necessary or advisable to cause the LLCP Representative to be elected or appointed to the Board and to remain a duly elected or appointed member of the Board; and

                           (ii) In connection with any such election or appointment of the LLCP Representative to the Board pursuant to this
         SECTION 1.1, each Principal Shareholder agrees that he or it will vote (or cause to be voted) all of the Principal Stockholder Shares then owned beneficially and of record by him or it, directly or indirectly, so that the LLCP Representative shall be duly elected or appointed to the Board.

         For purposes of this Agreement, the term "LLCP REPRESENTATIVE REQUEST" shall mean a written request delivered by or on behalf of LLCP to the Company notifying the Company of LLCP's election under this SECTION 1.1 to have an LLCP Representative elected or appointed to the Board and naming the individual who has been so designated.

                  (b) REMOVAL. Any director of the Company may be removed from the Board in the manner allowed by Applicable Law and the Company's Certificate of Incorporation and Bylaws, but, with respect to the LLCP Representative designated above, only upon the affirmative vote or written consent of LLCP.


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                  (c) VACANCY. In the event of the death or resignation, or
removal by LLCP, of the LLCP Representative at any time, or in the event the LLCP Representative shall not be elected to the Board at any election of directors for any reason, or if the LLCP Representative is removed from the Board, the Company and the Principal Shareholders shall, upon the request of LLCP, promptly (and in any event within ten (10) days of such request) take such steps as may be necessary or appropriate to cause another Person designated by LLCP to become the LLCP Representative on the Board, including increasing the size of the Board and/or filling the resulting vacancy with an LLCP Representative. Such steps may include calling and holding, in accordance with the Bylaws of the Company and Applicable Laws, a special meeting of the Board or the shareholders of the Company or circulating a written consent for execution by members of the Board and/or the shareholders.

                  (d) To the extent that the Board delegates any of its duties to an executive committee or other committee, the LLCP Representative shall, upon the request of LLCP, be appointed to such number of committees of the Board on which it is customary for such members to serve.

                  (e) The agreements set forth in this SECTION 1.1 are intended to constitute enforceable voting agreements within the scope of Section 218(c) of the General Corporation Law of the State of Delaware.

         1.2 OBSERVATION RIGHTS. The Company shall invite two (2) representatives of LLCP to attend in a non-voting observer capacity all meetings of the Board held at any time or from time to time that no LLCP Representative is serving as a member of the Board. To the extent that any LLCP Representative is then serving as a member of the Board, one (1) additional representative of LLCP may attend in a non-voting observer capacity at all meetings of the Board. Notice of such meetings shall be given to LLCP in the same manner and at the same time as to the members of the Board. LLCP shall be provided with copies of
(a) a meeting agenda, if any is prepared, (b) all information that is provided to the members of the Board (whether prior to, at, or subsequent to any such meetings), as the case may be, at the same time as such materials are provided to the members of the Board and (c) copies of the minutes of all meetings of the Board concurrently with the distribution of such minutes to one or more members of the Board. The representatives referred to in this SECTION 1.2 shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided. In addition, the Company reserves the right to withhold any information, and to exclude such representatives from any meeting or portion thereof, if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel (or would result in disclosure of trade secrets to such representatives if LLCP or its representatives is a direct competitor of the Company).


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         1.3 MONTHLY OPERATING MEETINGS. In each calendar month after the date hereof, representatives of LLCP and of the Company shall meet to review the financial condition of the Company and its Subsidiaries as reflected in the financial information furnished pursuant to SECTION 9.3 of the Securities Purchase Agreement. Each meeting shall at all times be comprised of at least two
(2) members of senior management of the Company, who initially shall be Michael
T. Fiore and Norman R. Huffaker, and two (2) individuals designated by LLCP (who shall be representatives of Levine Leichtman Capital Partners, Inc. ("LLCP INC."), an Affiliate of LLCP). The financial officers and other members of senior management of the Company shall be available at each meeting to review the financial information delivered to LLCP pursuant to Section 9.3 of the Securities Purchase Agreement and to discuss other matters. LLCP and the Company shall mutually agree in each calendar month on the date and time for the meeting to be held in the immediately succeeding calendar month (PROVIDED that the failure to agree on such date and time in any month shall not be construed as an agreement not to hold a meeting in the immediately succeeding month). Meetings may be conducted by telephone so long as each of the persons attending can hear each of the other persons attending the meeting.

2.       INDEMNIFICATION AND INSURANCE.

         2.1 The Company shall, to the maximum extent permitted by law, indemnify, defend and hold harmless the LLCP Representative, LLCP and the employees, partners, principals, agents, attorneys, accountants, representatives and other Affiliates of LLCP (including, without limitation, LLCP Inc.) (collectively, the "LLCP PARTIES"), from and against all costs, expenses, liabilities, claims, judgments, damages and losses, including, without limitation, all reasonable attorneys' fees and expenses and the cost of any investigation and preparation incurred in connection therewith, incurred in connection with any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (collectively, "LIABILITIES AND COSTS"), arising out of or in any way related to the fact that any LLCP Party is or was a director, officer, employee or other agent of the Company or any subsidiary of the Company, is or was serving as an observer of the Board, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise and, in connection with any LLCP Party serving as such director, officer, employee or other agent, PROVIDED that such LLCP Party acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company.

         2.2 Upon request by any LLCP Party, the Company, shall advance (within five (5) Business Days of such request) any and all expenses, including, without limitation, any and all reasonable attorneys' fees and the cost of any investigation and preparation incurred in connection with any matter for which such LLCP Party is or may be entitled to indemnification hereunder. The Company shall also indemnify each LLCP Party from and against any and all Liabilities and Costs incurred in connection with any claim or action brought to enforce such LLCP Party's rights under this SECTION 2, or under Applicable Law or the Company's charter or bylaws now or hereafter in effect relating to indemnification, or for recovery under directors' and officers' liability insurance policies maintained by the Company, regardless of whether such LLCP Party is ultimately determined to be entitled to such indemnification or insurance recovery, as the case may be. If, for any reason, the foregoing indemnification is not available for any reason or is not sufficient to indemnify and hold the LLCP Parties harmless from all such Liabilities and Costs, then the Company shall contribute to the amount of all such Liabilities and Costs paid or payable by any LLCP Party in such proportion as is appropriate to reflect not only the relative benefits received by the Company, on the one hand, and LLCP, on the other hand, but also the relative fault of each, as well as any other equitable considerations. The Company's reimbursement, indemnity and contribution obligations shall be in addition to any liability the Company may otherwise have at law or under any other agreement, including, without limitation, the Securities Purchase Agreement, and such obligations shall extend, upon the same terms, to all LLCP Parties. This SECTION 2 shall survive indefinitely the termination of this Agreement.

         2.3 At any time that an LLCP Representative is serving on the Board and continuing for as long as any claim may be made against the LLCP Representative during any applicable statute of limitations periods, the Company shall have in place and shall maintain in force and effect one or more directors and officers liability insurance policies providing at least $10,000,000 in insurance coverage for director liability, including coverage for claims under federal and state securities laws.

3. CO-SALE AGREEMENT.

         3.1 If LLCP or one or more Principal Shareholders (each of LLCP or a Principal Shareholder being referred to herein as a "SELLING HOLDER") proposes to sell or transfer to any prospective BONA FIDE third party purchaser or transferee any shares of Common Stock owned or held, directly or indirectly, by it or them ("CO-SALE SHARES") in any transaction (or series of related transactions) that does not involve a Permitted Transfer (as such term is defined below), the Seller Holder shall furnish prompt written notice (a "CO-SALE NOTICE") to the Company and each Non-Selling Holder (as such term is defined below) at least twenty (20) days prior to the closing of such proposed sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer, including, without limitation, the number of Co-Sale Shares proposed to be sold or transferred, the name and address of the prospective purchaser or transferee, the BONA FIDE purchase price to be paid by such purchaser or transferee and the other material terms and conditions of sale or transfer. For purposes of this Agreement, the term "PERMITTED TRANSFER" shall mean (a) a sale of Common Stock pursuant to Rule 144 promulgated under the Securities Act or in a public offering pursuant to an effective registration statement under the Securities Act, (b) a transfer by Michael T. Fiore, Steven R. Matzkin, D.D.S. or Curtis Lee Smith, Jr. (each an "INDIVIDUAL SHAREHOLDER") to such person's ancestors, descendants or spouse or to trusts for the benefit of such persons, PROVIDED that such transferee acknowledges in writing to be bound by the terms of this Agreement and furnishes to the Company a copy of such writing prior to such transfer, (c) any transfer to the Company,
(d) any transfer by an Individual Shareholder by gift, PROVIDED that such Individual Shareholder informs the Company of such transfer by gift, the donee of such gift acknowledges in writing to be bound by the terms of this Agreement and such Individual Shareholder furnishes a copy of such writing to the Company, in each case prior to effecting such gift, and (e) any distribution of Co-Sale Shares by LLCP or a Principal Shareholder to its own partners, owners or affiliates, PROVIDED that such Co-Sale Shares shall remain subject to the terms of this Agreement. For purposes of this Agreement, the term "NON-SELLING HOLDER" shall mean (i) in the case of a sale or transfer by a Principal Shareholder, LLCP and the other Principal Shareholders, and (ii) in the case of LLCP, the Principal Shareholders.

         3.2 Each Non-Selling Holder shall have the right, exercisable upon written notice to the Selling Holder within thirty (30) days after receipt of the Co-Sale Notice, to participate in such proposed sale or transfer on the same terms and conditions as those specified in the Co-Sale Notice. To the extent that any Non-Selling Holder exercises such right of participation in accordance with the terms and conditions set forth in this SECTION 3, the number of Co-Sale Shares that the Selling Holder may sell in such sale or transfer shall be reduced by the number of shares of Common Stock that such Non-Selling Holder shall elect to sell in such sale or transfer, subject to SECTION 3.4.

         3.3 If there shall be a decrease in the purchase price proposed to be paid by the purchaser or transferee for the Co-Sale Shares from that set forth in the Co-Sale Notice or any other material change to the terms or conditions set forth in the Co-Sale Notice which are less favorable to the Selling Holder, the Selling Holder shall immediately notify the Non-Selling Holders in writing of such decrease or other change, and each Non-Selling Holder shall have ten
(10) Business Days from the date of receipt of such written notice to modify the number of shares of Common Stock it or he wishes to sell to the purchaser or transferee as previously indicated in the written notice delivered by it or him pursuant to SECTION 3.2.

         3.4 Each Non-Selling Holder may elect to sell or transfer in such transaction (or series of related transactions) all or any portion of that number of shares of Common Stock owned or held by it or him equal to the product of (a) the aggregate number of shares of Common Stock covered by the Co-Sale Notice, MULTIPLIED BY (b) a fraction, the numerator of which is the number of shares of Common Stock (and Warrant Shares, in the case of LLCP) owned by such Non-Selling Holder immediately prior to the sale or transfer (collectively, each "NON-SELLING

HOLDER SHARES"), and the denominator of which is the total number of issued and outstanding shares of Common Stock owned by LLCP and the Principal Shareholders in the aggregate immediately prior to the time of the sale or transfer. In no event shall any Non-Selling Holder be required to make any representation or warranty in connection with the sale to any prospective purchaser or transferee other than as to the organization and authority of such Non-Selling Holder and title to the shares of Common Stock to be sold by such Non-Selling Holder.

         3.5 Each Non-Selling Holder shall effect its or his participation in the proposed sale or transfer by delivering to the Selling Holder at least two
(2) Business Days prior to the proposed closing of such sale or transfer one or more stock certificates, properly endorsed for transfer, which represent:

                  (a) the number of shares of Common Stock which such Non-Selling Holder elected to sell; or

                  (b) in the case of LLCP, that number of Warrant Shares which is at such time convertible into the number of shares of Common Stock which LLCP elects to sell; PROVIDED, HOWEVER, that if the prospective purchaser or transferee objects to the delivery of Warrant Shares in lieu of Common Stock, LLCP shall convert such Warrant Shares into Common Stock and deliver shares of Common Stock as provided in SECTION 3.5(a). The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

         3.6 The stock certificate or certificates that each Non-Selling Holder delivers to the Selling Holder pursuant to SECTION 3.5 shall be transferred to the prospective purchaser or transferee in connection with the sale of the Co-Sale Shares pursuant to the terms and conditions specified in the Co-Sale Notice (as such terms and conditions may be modified and accepted pursuant to SECTION 3.3), and the Selling Holder shall concurrently therewith remit to each Non-Selling Holder, by wire transfer in immediately available funds, that portion of the sale proceeds to which each such Non-Selling Holder is entitled by reason of such Non-Selling Holder's participation in such sale. To the extent that any prospective purchaser or transferee prohibits such assignment or otherwise refuses to purchase shares or other securities from a Non-Selling Holder, the Selling Holder may not sell to such prospective purchaser or transferee any shares of Common Stock unless and until, simultaneously with such sale, the Selling Holder shall purchase such shares or other securities from Non-Selling Holder on terms and conditions identical to those under which the Selling Holder sold his or its shares.

         3.7 If the Selling Holder does not complete the proposed sale or transfer for any reason, the Selling Holder shall immediately return to each Non-Selling Holder the stock certificates, stock assignments or powers and other instruments and documents delivered by such Non-Selling Holder in connection with such sale or transfer pursuant to this SECTION 3.

         3.8 The exercise or non-exercise of the rights of any Non-Selling Holder hereunder to participate in one or more sales of Co-Sale Shares shall not adversely affect its or his right to participate in subsequent sales of Co-Sale Shares.

         3.9      PROHIBITED TRANSFERS.

                  (a) In the event of any sale or transfer (including, without limitation, the entering into of any agreement, arrangement or understanding to sell) of Co-Sale Shares by LLCP or any Principal Shareholder in contravention of the co-sale rights of any Non-Selling Holder under this SECTION 3 (a "PROHIBITED TRANSFER"), the Non-Selling Holders shall have, in addition to all other rights, powers or remedies available at law, in equity, under this Agreement or any other Investment Document or under Applicable Law, the right (the "PROHIBITED TRANSFER PUT") to require the party that entered into such sale or transfer to purchase a number of shares of Common Stock equal to the number of shares that such Non-Selling Holder would have been entitled to sell under SECTION 3.4 had the Prohibited Transfer been effected in accordance and compliance with the terms of SECTIONS 3.1 through 3.6.

                  (b) In the event of any Prohibited Transfer by LLCP or any Principal Shareholder:

                           (i) The Company shall, upon the request of any Non-Selling Holder, instruct the Company's transfer agent not to enter such Prohibited Transfer on the stock ledger or other similar records of the Company; and

                           (ii) Each Non-Selling Holder may exercise the Prohibited Transfer Put substantially on the following terms and conditions:

                                    (A) The price per share at which shares are
                  to be sold to LLCP or such Principal Shareholder, as the case may be, shall equal the price per share paid by the purchaser or transferee in the Prohibited Transfer. LLCP or such Principal Shareholder shall also reimburse the Non-Selling Holder for any and all fees and expenses, including attorneys', accountants' and other expenses, incurred pursuant to the exercise or attempted exercise of such Non-Selling Holder's rights under SECTION 3;

                                    (B) Within thirty (30) days after the later
                  of the dates on which such Non-Selling Holder (x) received notice of the Prohibited Transfer or (y) otherwise became aware of the Prohibited Transfer, such Non-Selling Holder shall, if exercising the Prohibited Transfer Put, deliver to LLCP or such Principal Shareholder the certificate or certificates representing the shares of Common

                  Stock to be sold or transferred pursuant to the Prohibited Transfer Put, each certificate to be properly endorsed for transfer; and

                                    (C) LLCP or such Principal Shareholder, as
                  the case may be, shall, upon receipt of the certificate or certificates representing the shares of Common Stock to be sold by such Non-Selling Holder, pay to such Non-Selling Holder the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in SECTION 3.9(b)(ii)(A), by wire transfer in immediately available funds.

4.       PREEMPTIVE RIGHTS.

         4.1 The Company hereby grants to LLCP and the Principal Shareholders the right to purchase up to LLCP's or such Principal Shareholder's PRO RATA share of any New Securities (as such term is defined below) which the Company may from time to time propose to sell and issue, and the Company shall not issue or sell any New Securities without first complying with the provisions of this
SECTION 4. For purposes of this SECTION 4.1, the "PRO RATA share of any New Securities" of LLCP or any Principal Shareholder, as the case may be, shall be equal to a percentage based on a fraction, (a) the numerator of which is equal to (i) the number of shares of Common Stock held by LLCP or such Principal Shareholder, (ii) in the case of LLCP, the number of shares of Common Stock issuable upon exercise of the Warrant and other Equity Rights of Company owned or held by LLCP and (iii) in the case of such Principal Shareholder, as the case may be, the number of shares of Common Stock issuable upon exercise of any Equity Rights of the Company owned or held by such Principal Shareholder, in each case immediately prior to the issuance of the New Securities, and (b) the denominator of which is the sum of the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities.

         4.2 The term "NEW SECURITIES" shall mean any Capital Stock (including Common Stock or preferred stock) of the Company whether now authorized or not, and any Equity Rights of the Company; PROVIDED, HOWEVER, that the term New Securities does not include any securities issued in a public offering pursuant to an effective registration statement under the Securities Act with an aggregate offering price to the public of at least $20,000,000 or shares of Common Stock issued, issuable or reserved for issuance to directors, officers and employees of the Company or any other Company Party in connection with their services as directors, officers and/or employees of the Company pursuant to any Company stock plan in existence on the date hereof that has been duly approved and adopted by the stockholders of the Company.

         4.3 If the Company proposes to undertake an issuance of New Securities, it shall give

LLCP and each Principal Shareholder written notice (an "ISSUANCE NOTICE") of such proposed issuance, describing the type of New Securities, the proposed offer price and the general terms upon which the Company proposes to issue the same. Each of LLCP and the Principal Shareholders shall have thirty (30) days after its receipt of the Issuance Notice to agree to purchase up to its PRO RATA share of such New Securities for the price and upon the terms specified in the Issuance Notice by furnishing written notice to the Company (a "PURCHASE NOTICE") indicating the number of New Securities to be purchased by LLCP or such Principal Shareholder, as the case may be. To the extent that LLCP or any Principal Shareholder shall have timely furnished a Purchase Notice to the Company, the Company shall, at the closing of the issuance of such New Securities, sell to LLCP and each such Principal Shareholder such number of New Securities as LLCP and each such Principal Shareholder shall have agreed to purchase in the applicable Purchase Notice.

5.       [RESERVED].

6.       MISCELLANEOUS.

         6.1 LEGENDS. The Company shall cause all certificates representing shares of Capital Stock of the Company now owned or held or hereafter acquired by LLCP and the Principal Shareholders to be stamped or endorsed with a legend substantially in the following form (in addition to any legends required under applicable state securities laws) or take such other actions (including, without limitation, placing such stop orders with the Company's transfer agent) to effect the restrictions set forth herein with respect to such Capital Stock:

                  THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 15, 2000, BY AND AMONG THE HOLDER, THE COMPANY AND CERTAIN OTHER PERSONS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.

         6.2 STOCK TRANSFER RECORDS. The Company shall make appropriate notations in its stock transfer records of the restrictions on transfer provided for in this Agreement and shall not record any transfers of capital stock not made in strict compliance with the terms of this Agreement. The Company acknowledges that any such transfer shall constitute an Event of Default under
Section 12.1 of the Securities Purchase Agreement.

         6.3 SUCCESSORS AND ASSIGNS. The rights and obligations of LLCP under this Agreement shall be freely assignable in connection with any transfer of the Warrant or any portion thereof or of any shares of Common Stock issued upon the exercise thereof in whole or in part. Any assignee of such rights shall be entitled to all of the benefits of this Agreement as if such assignee were an original party hereto. This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties and their respective successors and permitted assigns.

         6.4 ENTIRE AGREEMENT. This Agreement constitutes the full and entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

         6.5 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           (1)      If to LLCP, to:

                                    Levine Leichtman Capital Partners II, L.P.
                                    c/o Levine Leichtman Capital Partners, Inc.
                                    335 North Maple Drive, Suite 240
                                    Beverly Hills, CA 90210
                                    Attention:  Arthur E. Levine, President
                                    Telephone:       (310) 275-5335
                                    Telecopier:      (310) 275-1441

                                    WITH A COPY TO:

                                    Riordan & McKinzie
                                    300 South Grand Avenue, Suite 2900
                                    Los Angeles, CA  90071
                                    Attention:  Mitchell S. Cohen, Esq.
                                    Telephone:  (213) 629-4824
                                    Telecopier: (213) 629-8550

                           (2) If to the Company or any Principal Shareholder,
                               at:

                                    Interdent, Inc.
                                    222 North Sepulveda Blvd. Suite 740
                                    El Segundo, CA  90245-4340

                                    Attention:  Michael T. Fiore
                                    Telephone:  (310) 765-2400
                                    Telecopier: (310) 640-9897

                                    WITH A COPY TO:

                                    Morrison & Foerster
                                    19900 MacArthur Boulevard, 12th Floor
                                    Irvine, CA  92612-2445
                                    Attention:  Richard J. Babcock, Esq.
                                    Telephone:  (949) 251-7505
                                    Telecopier: (949) 251-0900

or at such other address or addresses as LLCP, such assignee, the Company or any Principal Shareholder, as the case may be, may specify by written notice given in accordance with this SECTION 6.5.

         6.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

         6.8 DESCRIPTIVE HEADINGS, CONSTRUCTION AND INTERPRETATION. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

         6.9 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by all of the parties.

         6.10 REMEDIES. In the event that the Company or any Principal Shareholder fails to observe or perform any covenant or agreement to be observed or performed under this

Agreement, LLCP may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right of LLCP, or to take any one or more of such actions. The Company and the Principal Shareholders hereby agree that LLCP shall not be required or otherwise obligated to, and hereby waive any right to demand that LLCP, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by LLCP, and all fees, costs and expenses of appeals, incurred or expended by LLCP in connection with the enforcement of this Agreement or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

         6.11 REPRESENTATIONS AND COVENANTS OF PRINCIPAL SHAREHOLDERS. Each Principal Shareholder hereby represents and warrants to LLCP, severally and not jointly, that (a) he or it has the sole power and authority to execute, deliver and perform his or its obligations under this Agreement, without obtaining the Consent of any other Person, (b) this Agreement has been duly executed and delivered by such Principal Shareholder and constitutes the legal, valid and binding obligation of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with its terms, (c) the execution and delivery of this Agreement by such Principal Shareholder, and the performance by such Principal Shareholder of his obligations hereunder, does not and will not breach or violate any agreement, instrument or other document to which such Principal Shareholder is a party or to which such Principal Shareholder's assets are bound or any Applicable Laws, and (d) if such Principal Shareholder is married, such Principal Shareholder has delivered to LLCP a duly executed spousal consent, substantially in the form of EXHIBIT A. In addition, each Principal Shareholder hereby represents and warrants to LLCP that he has carefully read this Agreement and has had sufficient time and opportunity to consider its terms and to obtain legal advice, if desired, and he fully understands the final and binding effect of this Agreement.

         6.12 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         6.13 CONSENT TO JURISDICTION AND VENUE. EACH OF THE COMPANY, THE PRINCIPAL SHAREHOLDERS AND LLCP HEREBY CONSENTS AND AGREES THAT ALL ACTIONS, SUITS OR OTHER PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY AND ALL CLAIMS, CONTROVERSIES AND DISPUTES ARISING OUT OF THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT OR ANY OTHER MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 6.13 SHALL PRECLUDE LLCP FROM BRINGING ANY ACTION, SUIT OR OTHER PROCEEDING IN THE COURTS OF ANY OTHER LOCATION WHERE THE COMPANY OR ANY OF ITS ASSETS OR THE COLLATERAL MAY BE FOUND OR LOCATED OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LLCP.

                  EACH OF THE COMPANY, THE PRINCIPAL SHAREHOLDERS AND LLCP HEREBY (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION, SUIT OR OTHER PROCEEDING COMMENCED IN ANY SUCH COURT, (B) WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE AND (C) CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF THE COMPANY, THE PRINCIPAL SHAREHOLDERS AND LLCP HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS ISSUED IN ANY SUCH ACTION, SUIT OR OTHER PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 6.5 (NOTICES) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

                  TO THE EXTENT PERMITTED UNDER THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE COMPANY AND EACH PRINCIPAL SHAREHOLDER HEREBY EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH

ACTION, SUIT OR OTHER PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PERSON'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

         6.14 TERMINATION. The rights granted to LLCP under this Agreement shall terminate at such time as LLCP no longer owns or has the right to acquire at least 500,000 shares of Common Stock; PROVIDED, HOWEVER, that the rights granted to LLCP under SECTION 1 shall continue notwithstanding LLCP's ownership of such number of shares of Common Stock if LLCP informs the Company in writing that it believes in good faith that it is required to retain such rights to qualify as a "venture capital operating company" for purposes of complying with ERISA.

         6.15 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE PRINCIPAL SHAREHOLDERS AND LLCP HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT OR ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER INVESTMENT DOCUMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.






                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.


                       PRINCIPAL SHAREHOLDERS

                       SPROUT CAPITAL VII, L.P.

                       By:  DLJ Capital Corp., its Managing General Partner


                              By:
                                 -------------------------------
                                         Robert Finzi
                                         Attorney-in-Fact

                       SPROUT GROWTH II, L.P.

                       By:  DLJ Capital Corp., its Managing General Partner


                              By:
                                 -------------------------------
                                         Robert Finzi
                                         Attorney-in-Fact

                       THE SPROUT CEO FUND, L.P.

                       By:  DLJ Capital Corp., its General Partner


                              By:
                                 -------------------------------
                                         Robert Finzi
                                         Attorney-in-Fact

                       DLJ CAPITAL CORP.


                       By:
                          --------------------------------------
                                Robert Finzi
                                Attorney-in-Fact

                       DLJ FIRST ESC L.L.C.

                       By:    DLJ LBO Plans Management Corporation, its Manager


                              By:
                                 -------------------------------
                                         Robert Finzi
                                         Attorney-in-Fact

                       SRM '93 CHILDREN'S TRUST


                       By:
                          -------------------------------------

                              --------------------
                              Trustee

                       CB CAPITAL INVESTORS, LLC

                       By:  Chase Capital Partners, its Investment Manager


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------


                       ------------------------------
                       MICHAEL T. FIORE



                       ------------------------------
                       STEVEN R. MATZKIN, D.D.S.



                       ------------------------------
                       CURTIS LEE SMITH, JR.

                       COMPANY

                       INTERDENT, INC., a Delaware corporation


                       By:
                          -------------------------------
                              Michael T. Fiore
                              Chief Executive Officer

                       LLCP

                       LEVINE LEICHTMAN CAPITAL PARTNERS,
                       INC., a California corporation

                              On behalf of LEVINE LEICHTMAN CAPITAL
                              PARTNERS II, L.P., a California limited
                              partnership


                              By:
                                 -------------------------------
                                         Lauren B. Leichtman
                                         Chief Executive Officer

                                    EXHIBIT A

                                     FORM OF
                                 SPOUSAL CONSENT


       The undersigned is the spouse of ________________, one of the individuals who has executed, delivered and agreed to be bound by the above Investor Rights Agreement. The undersigned hereby acknowledges that she has read and understands the terms and other provisions of the Investor Rights Agreement. Further, the undersigned hereby consents to, approves of and agrees to be bound by the terms and other provisions of the Investor Rights Agreement for all purposes as if she were a party thereto, including, without limitation, in order to bind any community property interest she has or may have in any Co-Sale Shares owned by her and her spouse that are the subject of the Investor Rights Agreement.



                                     [Name]